Execution Version
TWELFTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This TWELFTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of December 20, 2023, is entered into by and among the following parties:
(i)FLEETCOR FUNDING LLC, as Seller (the “Seller”);
(ii)FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);
(iii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group;
(iv)WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(v)REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(vi)MUFG BANK, LTD. (“MUFG”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group;
(vii)VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for MUFG’s Purchaser Group;
(viii)MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(ix)THE TORONTO-DOMINION BANK (“TD Bank”), as a Committed Purchaser and as the Purchaser Agent for its, GTA Funding’s and Reliant Trust’s Purchaser Group;
(x)RELIANT TRUST (“Reliant Trust”), as a Conduit Purchaser for TD Bank’s Purchaser Group;
(xi)GTA FUNDING LLC (“GTA Funding”), as a Conduit Purchaser for TD Bank’s Purchaser Group;
(xii)THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Purchaser and as the Purchaser Agent for its and Liberty Street’s Purchaser Group;
(xiii)LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for Scotia’s Purchaser Group; and
(xiv)PNC BANK, NATIONAL ASSOCIATION, as Administrator
(in such capacity, the “Administrator”).

BACKGROUND
A.    The parties hereto are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase

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Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.
B.    The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
SECTION 2.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows as of the date hereof:
(a)the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);
(b)no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;
(c)the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and
(d)this Amendment and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
SECTION 3.Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 4.Effectiveness. This Amendment shall be effective as of the date hereof and upon satisfaction of the following conditions precedent:
(a)the Administrator’s receipt of counterparts of this Amendment, duly executed by each of the parties hereto; and
(b)the Administrator’s receipt of such other agreements, documents, opinions, and instruments as the Administrator shall request.

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SECTION 5.Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 6.Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 7.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.
SECTION 8.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
FLEETCOR FUNDING LLC, as Seller

By:
Name:
Title:

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer
By:
Name:
Title:

S-1    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:
Name:
Title:

PNC CAPITAL MARKETS LLC,
By:
Name:
Title:

S-2    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:______________________________________
Name:
Title:

S-3    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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REGIONS BANK, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:______________________________________
Name:
Title:

S-4    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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MUFG BANK, LTD., as a Committed Purchaser

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser for MUFG Bank, Ltd.’s Purchaser Group

By:
Name:
Title:

MUFG BANK, LTD., as Purchaser Agent for its and Victory Receivables Corporation’s Purchaser Group

By:
Name:
Title:

S-5    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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MIZUHO BANK, LTD., as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By:______________________________________
Name:
Title:

S-6    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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THE TORONTO-DOMINION BANK, as a Committed Purchaser

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as a Conduit Purchaser for The Toronto-Dominion Bank’s Purchaser Group

By:
Name:
Title:

GTA FUNDING LLC,
as a Conduit Purchaser for The Toronto-Dominion Bank’s Purchaser Group

By:
Name:
Title:

THE TORONTO-DOMINION BANK, as Purchaser Agent for its, GTA Funding’s and Reliant Trust’s Purchaser Group

By:
Name:
Title:

S-7    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By:____________________________________
Name:
Title:

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for The Bank of Nova Scotia’s Purchaser Group

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent for its and Liberty Street Funding LLC’s Purchaser Group

By:____________________________________
Name:
Title:

S-8    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
Name:
Title:

S-9    Twelfth Amendment to Fifth Amended and
        Restated Receivables Purchase Agreement
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EXHIBIT A

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
[See Attached]

Exhibit A
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